FINANCE COSTS, NET	12 Months Ended
Dec. 31, 2017
Finance Costs [Abstract]
FINANCE COSTS, NET
FINANCE COSTS, NET

For the years ended December 31	2017	2016
Interest[1]	$511	$591
Amortization of debt issue costs	5	17
Amortization of discount	1	2
Gain on interest rate hedges	(6)	(1)
Accretion	67	50
Loss on debt extinguishment[2]	127	129
Finance income	(14)	(13)
Total	$691	$775

[1]	Interest in the consolidated statements of cash flow is presented on a cash basis. In 2017, cash interest paid was $425 million (2016: $513 million).

[2]
2017 loss arose from partial repayment of several notes during the year (4.10% notes due 2023, 6.95% notes due 2019, and Pueblo Viejo Project Financing). 2016 loss arose from partial repayment of several notes during the year (2.50% notes due 2018, 4.40% notes due 2021, 4.95% notes due 2020, 6.80% notes due 2018 and 6.95% notes due 2019).